SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT

INVESTMENT ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

Wells Fargo Funds Trust	Fee as % of Avg. Daily Net Asset Value
Adjustable Rate Government Fund	First 1B Next 4B Next 3B Over 8B	0.30 0.275 0.25 0.225
Alternative Strategies Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.70 1.675 1.65 1.625 1.60
Asia Pacific Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.95 0.90 0.85 0.825 0.80
C&B Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
C&B Large Cap Value Fund	0.00±
California Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
California Municipal Money Market Fund	0.10
California Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Capital Growth Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Cash Investment Money Market Fund	0.10
Colorado Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Common Stock Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Conservative Income Fund	First 1B Next 4B Over 5B	0.20 0.175 0.15
Core Bond Fund	0.00±
Disciplined U.S. Core Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25
Discovery Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Diversified Capital Builder Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.60 0.55 0.50 0.475 0.45
Diversified Equity Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Diversified Income Builder Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
Diversified International Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.80 0.75 0.725 0.70
Dow Jones Target Today Fund[1]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2010 Fund[2]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2015 Fund[3]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2020 Fund[4]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2025 Fund[5]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2030 Fund[6]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2035 Fund[7]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2040 Fund[8]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2045 Fund[9]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2050 Fund[10]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2055 Fund[11]	First 500M Next 500M Next 2B Next 2B Over 5B	0.25 0.23 0.21 0.19 0.17
Dow Jones Target 2060 Fund[12]	0.15
Dynamic Target Date Today Fund[13]	0.15
Dynamic Target Date 2015 Fund[14]	0.15
Dynamic Target Date 2020 Fund[15]	0.15
Dynamic Target Date 2025 Fund[16]	0.15
Dynamic Target Date 2030 Fund[17]	0.15
Dynamic Target Date 2035 Fund[18]	0.15
Dynamic Target Date 2040 Fund[19]	0.15
Dynamic Target Date 2045 Fund[20]	0.15
Dynamic Target Date 2050 Fund[21]	0.15
Dynamic Target Date 2055 Fund[22]	0.15
Dynamic Target Date 2060 Fund[23]	0.15
Emerging Growth Fund	0.00±
Emerging Markets Equity Fund	First 500M Next 500M Next 1B Next 2B Next 4B Over 8B	1.10 1.05 1.00 0.975 0.95 0.925
Emerging Markets Equity Income Fund	First 500M Next 500M Next 1B Next 2B Next 4B Over 8B	1.10 1.05 1.00 0.975 0.95 0.925
Emerging Markets Equity Select Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.00 0.975 0.95 0.925 0.90
Emerging Markets Local Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.625 0.60 0.575 0.55
Endeavor Select Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Enterprise Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Global Long/Short Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.25 1.20 1.15 1.125 1.10
Global Opportunities Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.90 0.875 0.85 0.825 0.80
Government Money Market Fund	0.10
Government Securities Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Growth Balanced Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Growth Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.75 0.70 0.65 0.625 0.60 0.575 0.55 0.525
Heritage Money Market Fund	0.10
High Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
High Yield Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.425 0.40 0.375 0.35
Income Plus Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Index Asset Allocation Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.60 0.55 0.50 0.475 0.45
Index Fund	0.00±
Intermediate Tax/AMT Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
International Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.525 0.50 0.475 0.45
International Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.80 0.75 0.725 0.70
International Value Fund	0.00±
Intrinsic Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Over 4B	0.80 0.775 0.75 0.725 0.70 0.68
Intrinsic Value Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Intrinsic World Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.80 0.75 0.70 0.675 0.65
Large Cap Core Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Large Cap Growth Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Large Company Value Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Moderate Balanced Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Municipal Cash Management Money Market Fund	0.10
Municipal Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
National Tax-Free Money Market Fund	0.10
North Carolina Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Omega Growth Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.75 0.70 0.65 0.625 0.60 0.575 0.55 0.525
Opportunity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Pennsylvania Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Precious Metals Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.60 0.55 0.50 0.475 0.45
Premier Large Company Growth Fund	First 500M Next 500M Next 1B Next 2B Next 4B Next 4B Next 4B Over 16B	0.65 0.625 0.60 0.575 0.55 0.525 0.50 0.475
Real Return Fund	0.00±
Short Duration Government Bond Fund	First 1B Next 4B Next 3B Over 8B	0.30 0.275 0.25 0.225
Short-Term Bond Fund	First 1B Next 4B Next 3B Over 8B	0.30 0.275 0.25 0.225
Short-Term High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.425 0.40 0.375 0.35
Short-Term Municipal Bond Fund	First 1B Next 4B Next 3B Over 8B	0.30 0.275 0.25 0.225
Small Cap Opportunities Fund	First 500M Next 500M Next 1B Next 1B Next 1B Over 4B	0.80 0.775 0.75 0.725 0.70 0.68
Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Over 4B	0.80 0.775 0.75 0.725 0.70 0.68
Small Company Growth Fund	0.00±
Small Company Value Fund	0.00±
Small/Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Special Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Special Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Over 4B	0.80 0.775 0.75 0.725 0.70 0.68
Specialized Technology Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.825 0.80 0.775 0.75
Strategic Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.475 0.45 0.425 0.40 0.375
Strategic Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Traditional Small Cap Growth Fund	First 500M Next 500M Next 1B Next 1B Next 1B Over 4B	0.80 0.775 0.75 0.725 0.70 0.68
Treasury Plus Money Market Fund	0.10
Ultra Short-Term Income Fund	First 1B Next 4B Next 3B Over 8B	0.30 0.275 0.25 0.225
Ultra Short-Term Municipal Income Fund	First 1B Next 4B Next 3B Over 8B	0.30 0.275 0.25 0.225
Utility & Telecommunications Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.60 0.55 0.50 0.475 0.45
WealthBuilder Conservative Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Growth Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Growth Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Moderate Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Tactical Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
Wisconsin Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
100% Treasury Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20

Most recent annual approval by the Board of Trustees:  June 1, 2014

Schedule A amended:   April 1, 2015

±As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund does not pay Funds Management an investment advisory fee.  At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment advisory fee of 0.25% for asset allocation services.

1. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target Today Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

2. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2010 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

3. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2015 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

4. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2020 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

5. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2025 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

6. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2030 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.
7. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2035 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

8. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2040 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.
9. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2045 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

10. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2050 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

11. On February 19, 2015 the Board of Wells Fargo Funds Trust approved a reduction to the advisory fee for the Dow Jones Target 2055 Fund.  Effective July 1, 2015, the advisory fee will be 0.15%.

12. On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

13. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the third quarter of 2015.

14. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

15. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
16. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

17. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

18. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

19. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

20. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

21. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

22. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

23. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
The foregoing fee schedule is agreed to as of April 1, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

      C. David Messman

      Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast

      Senior Vice President